CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         The undersigned executive officers of the Registrant hereby certify to the best of their knowledge that this Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date:    March 28, 2003       By: /s/Lawrence P. Calvert
                                  ----------------------------------------------
                                  Name: Lawrence P. Calvert
                                  Title: Chief Executive Officer




Date:    March 28, 2003       By: /s/Ronald J. Pence
                                  ----------------------------------------------
                                  Name: Ronald J. Pence
                                  Title:   President and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to Kentucky National Bancorp, Inc. and will be retained by Kentucky National Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.